UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2010

North American Galvanizing & Coatings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-3920	71-0268502
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5314 S. Yale Avenue Suite 1000 Tulsa, Oklahoma	74135
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (918) 494-0964

                                                 N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 19, 2010, North American Galvanizing & Coatings, Inc. (“NGA”) filed a Form 25 with the Securities and Exchange Commission striking the shares of its common stock (the “Shares”) from listing and registration on the NASDAQ Stock Market (“NASDAQ”) effective as of July 29, 2010. NGA is taking this action in connection with the anticipated merger (the “Merger”) of Big Kettle Merger Sub, Inc. (“Merger Sub”), an indirect wholly-owned subsidiary of AZZ incorporated (“AZZ”), with and into NGA pursuant to the Agreement and Plan of Merger among NGA, Merger Sub and AZZ dated March 31, 2010. Due to the number of Shares owned by Merger Sub, the requisite approval of the Merger by NGA’s stockholders is assured, and NGA intends to consummate the merger as soon as possible pursuant to applicable law. NGA anticipates that the Merger will be effective on August 3, 2010. Upon completion of the Merger, NGA will no longer meet the numerical listing requirements of NASDAQ.

NGA anticipates that the Shares will be traded only on the OTC “grey market” from July 29, 2010 through August 2, 2010, and NGA has not arranged for the listing and/or registration of its Shares on a national securities exchange or for quotation of its Shares in a quotation medium during this time.

Item 7.01. Regulation FD Disclosure.

On July 23, 2010, the Company issued a press release announcing that the Shares will be suspended from listing and registration on the NASDAQ effective as of July 29, 2010. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, that is being furnished pursuant to Item 7.01 of Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 23, 2010.

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 23, 2010

North American Galvanizing & Coatings, Inc.

By:	/s/ David H. Dingus
Name: David H. Dingus
Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated July 23, 2010.